UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   July 16, 2007

TENNESSEE COMMERCE BANCORP, INC.

Tennessee	000-51281	62-1815881
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

 (615) 599-2274
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Introductory Note

    This Amended Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on July 18, 2007 (the "Original 8-K").

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    Item 5.02 on the Original 8-K is hereby deleted in its entirety and replaced with the following:

(a)           On July 16, 2007, Winston C. Hickman (“Hickman”) submitted his resignation as a member of the Board of Directors of Tennessee Commerce Bancorp, Inc. (the “Company”).  The resignation was effective July 17, 2007.  Hickman was a member of the Executive Committee, the Audit Committee, Nominating Committee and the Compensation Committee.  The Company believes that Hickman resigned because of his disagreement with recent decisions of the Company’s Board of Directors with respect to matters of executive compensation.  In connection with his resignation, Hickman furnished to the Chairman of the Board of Directors the correspondence that is filed as Exhibit 99.1 to this Amended Current Report on Form 8-K.

    By letter dated July 11, 2007 and received by the Company on July 16, 2007, Regg E. Swanson (“Swanson”) submitted his resignation as a member of the
Board of Directors of the Company.  The resignation was effective July 16, 2007.  Swanson was a member of the Nominating Committee and the Compensation
Committee.  The Company believes that Swanson resigned because of his disagreement with recent decisions of the Company’s Board of Directors with respect to matters of executive compensation.  In connection with his resignation, Swanson furnished to the Company the correspondence that is filed as Exhibit 99.2 to this
Amended Current Report on Form 8-K.

    By letter dated July 17, 2007 and received by the Company on July 17, 2007, Fowler H. Low (“Low”) submitted his resignation as a member of the Board of Directors of the Company.  The resignation was effective July 18, 2007. Low was a member of the Nominating Committee and the Compensation
Committee.  The Company believes that Low resigned because of his disagreement with recent decisions of the Company’s Board of Directors with respect to matters of executive compensation.  In connection with his resignation, Low furnished to the Company the correspondence that is filed as Exhibit 99.3 to this
Amended Current Report on Form 8-K.

Item 7.01    Regulation FD disclosure

    On July 18, 2007, the Company issued the press release that is furnished as an exhibit to this Amended Current Report on Form 8-K/A as Exhibit 99.4.

Item 9.01    Financial Statements and Exhibits

(b)           Exhibits.        See Exhibit Index immediately following the signature page to this Report.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2007	TENNESSEE COMMERCE BANCORP, INC.

By: /s/ George W. Fort
Name: George W. Fort
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	July 16, 2007 Letter from Winston C. Hickman

99.2	July 11, 2007 Letter from Regg E. Swanson

99.3	July 17, 2007 Letter from Fowler H. Low

99.4	Press Release dated July 18, 2007 (incorporated herein by reference as furnished at Exhibit 99.1 to the Original 8-K, as if copied verbatim).